UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

Hanmi Financial Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30421	95-4788120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard Los Angeles California (Address of Principal Executive Offices)	90010 (Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release, dated April 22, 2004, of Hanmi Financial Corporation

Item 9. Regulation FD Disclosure.

Item 12. Results of Operations and Financial Condition.

        On April 22, 2004, Hanmi Financial Corporation issued a press release to report its financial results for the quarter ended March 31, 2004. A copy of this press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference. The information contained in this item and in the attached Exhibit 99.1 is “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

        Hanmi Financial Corporation hereby furnishes the foregoing information (including Exhibit 99.1 hereto) under “Item 12. Results of Operations and Financial Condition” in accordance with the interim guidance set forth in Release Nos. 33-8216 and 34-47583 issued by the Securities and Exchange Commission (the “SEC”) on March 27, 2003 because the SEC has not completed the necessary programming to add Item 12 of Form 8-K to its EDGAR system.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HANMI FINANCIAL CORPORATION

By:	/s/ JAE WHAN YOO
Name:	Jae Whan Yoo
Title:	President and Chief Executive Officer

Date: April 22, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated April 22, 2004, of Hanmi Financial Corporation